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                                                                    EXHIBIT 10.4

                         REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT ("Agreement"), dated as of April 28,
                                          ---------
1999 by and among PRIMESTAR, Inc., a Delaware corporation (the "Company"), each other party whose name is set forth on the signature pages hereof beneath the heading "Holder" (each a "Holder" and collectively, the "Holders"), and, if
                          ------                         -------
other than the Company, the issuer of the SARs whose name is set forth on the signature pages hereof beneath the heading "Issuer" (if applicable, the "Issuer", provided that if no such entity is a party to this Agreement,
 ------   -------- ----
references herein to the Issuer shall be deemed references to the Company) .

          WHEREAS, the Issuer has agreed to grant to each Holder certain share appreciation rights (the "SARs") pursuant to those certain Share Appreciation
                          ----
Rights Agreements dated as of the date hereof (the "SAR Agreements") between
                                                    --------------
each respective Holder and the Issuer, evidencing such Holder's right to receive certain payments upon an increase in the value of the Class H Common Stock, par value $0.10 per share, of General Motors Corporation (the "GMH Stock"). The
                                                           ---------
SARs are "restricted securities" (as defined in Rule 144 under the Securities
Act), and the Issuer has agreed to provide the registration rights set forth herein, which rights shall be effective as of the issuance of the SARs (the "Closing").
--------

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants hereinafter set forth, the parties hereto agree as follows (capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the SAR Agreements):

          1.  Certain Definitions.  As used in this Agreement, the following
              -------------------
terms shall have the corresponding meanings:

          Best Efforts: With respect to any undertaking by the Issuer hereunder,
          ------------
the best efforts of the Issuer with respect to such undertaking at the time thereof, taking into account all relevant circumstances, provided, however, that
                                                         --------  -------
the Issuer shall not be required to do any of the following: (i) dispose of any of its assets; (ii) hold any of its assets separately from any other assets;
(iii) modify its capital structure; (iv) agree to the appointment of any trustee or receiver; (v) qualify to do business in any jurisdiction in which it would not otherwise be required to qualify; or (vi) agree to amend any provision of, or waive any right of the Issuer under, any of the Lock-up Agreement, the Funding Agreement, the Pledge and Security Agreement, any SAR Agreement or this Agreement.

          Commission:  The Securities and Exchange Commission, or any other
          ----------
Federal agency at the time administering the Securities Act or the Exchange Act.

          Exchange Act:  The Securities and Exchange Act of 1934, as amended, or
          ------------
any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, as they each may, from time to time, be in effect.

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          Prospectus:  The prospectus included in the Registration Statement as
          ----------
of the date it becomes effective under the Securities Act and, in the case of references to the Prospectus as of a date subsequent to the effective date of the Registration Statement, as amended or supplemented as of such date, including all documents incorporated by reference therein, as amended, and each prospectus supplement relating to the offering and sale of any of the Registrable Securities.

          Registrable Securities: All of the SARs issued to Holders pursuant to
          ----------------------
the SAR Agreements. Any Registrable Security will cease to be a Registrable Security when (i) a registration statement covering such Registrable Security has been declared effective by the Commission and such Registrable Security has been disposed of pursuant to such effective registration statement, (ii) such Registrable Security is no longer held by a Holder or any permitted transferee of such Holder or (iii) all of the SARs then held by a Holder and/or its permitted transferees could be sold without registration in a single transaction pursuant to Rule 144 under the Securities Act.

          Registration Statement:  A registration statement of the Issuer on any
          ----------------------
form (to be selected by the Issuer) for which the Issuer then qualifies and which permits the secondary resale thereunder of the number of Registrable Securities required pursuant to this Agreement to be included therein. The term "Registration Statement" shall also include all exhibits and financial statements and schedules and documents incorporated by reference in such Registration Statement when it becomes effective under the Securities Act, and in the case of the references to the Registration Statement as of a date subsequent to the effective date, as amended or supplemented as of such date.

          Securities Act:  The Securities Act of 1933, as amended, or any
          --------------
successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, as they each may, from time to time, be in effect.

          2.  Shelf Registration.
              ------------------

              (a) As promptly as possible, but in any event no later than thirty days after the Closing, the Issuer shall prepare and file with the Commission a Registration Statement with respect to the offering and sale of the Registrable Securities by the Holders on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (such Registration Statement, a "Shelf Registration
                                                          ------------------
Statement").  The Issuer shall use its Best Efforts to cause the Shelf
---------
Registration Statement to become effective as soon as practicable after the filing thereof.

              (b) The Issuer will use its Best Efforts to cause the Shelf Registration Statement to remain effective, and to file promptly with the Commission such amendments and supplements as may be necessary to keep the Prospectus current and in compliance with the Securities Act until the sooner to occur of the Determination Date and the sale of all of the Registrable Securities covered by such Shelf Registration Statement. Notwithstanding the foregoing, the Issuer shall not be required to keep any Shelf Registration Statement effective if there are no Registrable Securities outstanding.

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

          (c) The Issuer shall notify the Holders (A) when a Shelf Registration Statement becomes effective; (B) when the filing of a post-effective amendment to a Shelf Registration Statement or supplement to the Prospectus is required, when the same is filed, and in the case of a post-effective amendment, when the same becomes effective; (C) of any request by the Commission for any amendment of, or supplement to, a Shelf Registration Statement or any Prospectus relating thereto or for additional information, and (D) of the entry of any stop order suspending the effectiveness of such Shelf Registration Statement or of the initiation of any proceedings for that purpose. The Issuer shall furnish to each Holder a conformed copy of the Shelf Registration Statement as declared effective by the Commission and of each post-effective amendment thereto, and such number of copies of the final Prospectus and of each post-effective amendment or supplement thereto as may reasonably be required to facilitate the distribution of the Registrable Securities.

          (d) The Shelf Registration Statement shall be prepared by the Issuer in accordance with the Securities Act and the rules and regulations promulgated thereunder. The section of the Shelf Registration Statement entitled "Selling Stockholders" shall be prepared in accordance with the requirements of Item 507 of Regulation S-K promulgated by the Commission under the Securities Act ("Regulation S-K") and shall be based upon the information provided by each
----------------
Holder to the Issuer pursuant to Section 4(a). The section of the Shelf Registration Statement entitled "Plan of Distribution" shall be prepared in accordance with the requirements of Item 508 of Regulation S-K, shall be based upon the information provided by each Holder to the Issuer pursuant to Section 4(a), except that the Plan of Distribution shall not permit any underwritten public offering of the Registrable Securities unless Holders in the aggregate of
                                              ------
more than fifty percent (50%) of the Registrable Securities elect to undertake such an underwritten public offering, in which case there shall be permitted under this Registration Rights Agreement and the Shelf Registration Statement contemplated hereby a single underwritten public offering of Registrable Securities.

          (e) Promptly, and in any event within fifteen days, after having been notified by a Holder of such Holder's intention to distribute Registrable Securities in a manner contemplated by the Shelf Registration Statement in the section entitled "Plan of Distribution" and after having received the information required to be delivered to the Issuer by such Holder as provided in
Section 4(c), the Issuer will, if necessary, (i) prepare a supplement to the Prospectus based upon the information so provided and file the same with the Commission pursuant to Rule 424(b) under the Securities Act and (ii) register or qualify the Registrable Securities to be sold under the securities or blue sky laws of such jurisdictions in the United States as such Holder shall reasonably request; provided, however, that the Issuer shall in no event be required to
         --------  -------
qualify to do business as a foreign corporation or as a dealer in any jurisdiction where it is not so qualified, to conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of any such jurisdiction, to execute or file any general consent to service of process under the laws of any jurisdiction, to take any action that would subject it to service of process in suits other than those arising out of the offer and sale of Registrable Securities, or to subject itself to taxation in any jurisdiction where it has not theretofore done so.

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

      3.  Expenses of Registration.  All expenses in connection with a Shelf
          ------------------------
Registration Statement, any qualification or compliance with federal or state laws required in connection therewith, and the distribution of the Registrable Securities shall, as between each Holder and the Issuer, be borne as follows:

          (a) The Issuer shall pay and be responsible for the registration fee payable under the Securities Act, blue sky fees and expenses, if applicable, and all fees and disbursements of the Issuer's counsel and accountants. The Issuer will not engage the services of a printer with respect to the Shelf Registration Statement or the Prospectus, but will arrange for the photocopying thereof and bear the photocopying costs.

          (b) Each Holder shall pay all fees and disbursements of its own counsel and advisers, all stock transfer fees (including the cost of all transfer tax stamps) or expenses, if any, and all other expenses (including brokerage discounts, commissions and fees) related to the distribution of the Registrable Securities owned by such Holder that have not expressly been assumed by the Issuer as set forth above.

      4.  Holders' Covenants Regarding the Registrable Securities.  Each
          -------------------------------------------------------
Holder, severally and not jointly, covenants and agrees with the Issuer that:

          (a) Holder will cooperate with the Issuer in connection with the preparation of the Shelf Registration Statement, and for so long as the Issuer is obligated to keep the Shelf Registration Statement effective, Holder will provide to the Issuer, in writing, for use in the Shelf Registration Statement, all information regarding Holder, its plan of distribution of the Registrable Securities and such other information as may be necessary to enable the Issuer to prepare the Registration Statement and Prospectus covering the Registrable Securities and to maintain the currency and effectiveness thereof.

          (b) During such time as Holder may be engaged in a distribution of the Registrable Securities, Holder will comply with Regulation M promulgated under the Exchange Act and pursuant thereto will, among other things: (i) not engage in any stabilization activity in connection with the securities of the Issuer in contravention of such Regulation; (ii) distribute the Registrable Securities owned by Holder solely in the manner described in the Registration Statement;
(iii) cause to be furnished to each agent or broker-dealer to or through whom the Registrable Securities may be offered, or to the offeree if an offer is made directly by Holder, such copies of the Prospectus (as amended and supplemented to such date) and documents incorporated by reference therein as may be required by such agent, broker-dealer or offeree; and (iv) not bid for or purchase any securities of the Issuer or attempt to induce any person to purchase any securities of the Issuer in contravention of the Exchange Act.

          (c) With respect to any distribution pursuant to the Shelf Registration Statement, at least ten (10) days prior to any distribution of the Registrable Securities, Holder will advise the Issuer in writing of the dates on which the distribution will commence and terminate, the

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number and type of the Registrable Securities to be sold, the terms and the manner of sale (including, to the extent applicable, the purchase price, the name of any agent or broker-dealer to or through whom such distribution is being made, and the amount of any selling commissions or other items constituting compensation to such agent or broker-dealer) and the number of Registrable Securities that will be owned beneficially by Holder after giving effect to such sale.

          (d) If the Issuer gives Holder written notice that the filing by the Issuer of a post-effective amendment to a Shelf Registration Statement, supplement to the Prospectus, or a current report on Form 8-K is required to permit the continued distribution of Registrable Securities under the Shelf Registration Statement without violation of any applicable securities laws or regulations, then Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement, provided that the
                                                         -------------
Issuer shall file such post-effective amendment to such Shelf Registration Statement, supplement to the Prospectus and/or current report on Form 8-K within five business days thereafter and, in the case of a post-effective amendment to the Shelf Registration Statement, shall notify Holder at such time as such post-effective amendment becomes effective. If the Issuer gives Holder written notice of the entry of a stop order suspending the effectiveness of a Shelf Registration Statement, Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Shelf Registration Statement until notified in writing by the Issuer that such stop order has been rescinded. If so directed by the Issuer, each Holder will deliver to the Issuer, at the Issuer's expense, all copies of the most recent Shelf Registration Statement, preliminary Prospectus, Prospectus or post-effective amendment or supplement thereto covering any Registrable Securities in such Holder's possession at the time of Holder's receipt of any notice contemplated by this Section 4(d).

          (e) Holder acknowledges that neither General Motors Corporation nor Hughes Electronics Corporation nor any of their respective subsidiaries or affiliates (collectively, the "GM Parties") is a party to this Agreement and
                               ----------
that neither Holder nor the Issuer has any right to require the GM Parties or the applicable Covered Share Issuer to provide any information in connection with the Shelf Registration Statement or the Prospectus included therein or otherwise to assist the Issuer in complying with its obligations under this Agreement. Holder further acknowledges that the Issuer shall have no liability to Holder for any failure of the Shelf Registration Statement to become effective to the extent that such failure to become effective is attributable to the failure by any GM Party or the applicable Covered Share Issuer to provide information required by law or otherwise cooperate in connection with the preparation of the Shelf Registration Statement or the Prospectus included therein.

      5.  Indemnification.
          ---------------

          (a) The Issuer and the Company, jointly and severally, agree to indemnify and hold harmless each Holder, its directors and officers, if any, each person, if any, who controls such Holder within the meaning of either the Securities Act or the Exchange Act and any agent, employee, professional advisor, broker-dealer or underwriter engaged by such Holder (the "Issuer
                                                                   ------
Indemnified Parties") from and against any losses, claims, damages or
-------------------
liabilities, joint or
several, to which such Issuer Indemnified Parties may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or the Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, subject to
Section 5(c), the Issuer and the Company, jointly and severally, agree to reimburse each Issuer Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage or liability; provided, however, that neither the Issuer nor
                                  --------  -------
the Company will indemnify or hold harmless any Issuer Indemnified Party from or against any such loss, claim, damage, liability or expense if the untrue statement, omission or allegation thereof upon which such losses, claims, damages, liabilities or expenses are based (x) was made in reliance upon and in conformity with written information provided by any Issuer Indemnified Party specifically for use or inclusion in the Shelf Registration Statement, or (y) was made in any Prospectus used after such time as the Issuer advised the Holders that the filing of a post-effective amendment or supplement thereto was required, except the Prospectus as so amended or supplemented.

          (b) Each Holder severally and not jointly agrees to indemnify and hold harmless the Issuer, the Company, and each of their respective directors and officers, each person, if any, who controls the Issuer or the Company, as applicable, within the meaning of either the Securities Act or the Exchange Act, any agent, employee, professional advisor, broker-dealer or underwriter engaged by the Company, each other Holder, its directors and officers, each person, if any, who controls such other Holder within the meaning of either the Securities Act or the Exchange Act, and any agent, employee, professional advisor, broker-dealer or underwriter engaged by such Holder (the "Holder Indemnified Parties"),
                                                   --------------------------
from and against any losses, claims, damages or liabilities, joint or several, to which the Holder Indemnified Parties may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or the Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if the statement or omission was made in reliance upon and in conformity with written information provided by such Holder specifically for use or inclusion in the Shelf Registration Statement, or (ii) the use of any Prospectus after such time as the Issuer has advised such Holder that the filing of a post-effective amendment or supplement thereto is required, except the Prospectus as so amended or supplemented; and, subject to Section 5(c), such Holder will reimburse such Holder Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability. Each Holder's indemnification and reimbursement obligations shall be limited to such Holder's proceeds from the sale of SARs.

          (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide
------------------
indemnification (the "Indemnifying Party") promptly after such Indemnified Party
                      ------------------
has actual knowledge of any claim as
to which indemnity may be sought, and the Indemnifying Party may participate at its own expense in the defense, or if he or it so elects, to assume the defense of any such claim and any action or proceeding resulting therefrom, including the employment of counsel and the payment of all expenses. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party from its obligations to indemnify such Indemnified Party, except to the extent the Indemnified Party's failure to so notify actually prejudices the Indemnifying Party's ability to defend against such claim, action or proceeding; it being understood and agreed that the failure to so notify the Indemnifying Party prior to the execution of a binding settlement agreement or the entry of a judgment or issuance of an award with respect to a claim, action or proceeding shall constitute actual prejudice to the Indemnifying Party's ability to defend against such claim, action or proceeding. In the event that the Indemnifying Party elects to assume the defense in any action or proceeding, the Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be such Indemnified Party's expense unless (i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the named parties to any such action or proceeding (including any impleaded parties) include an Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there may be a conflict of interest between such Indemnified Party and the Indemnifying Party in the conduct of the defense of such action (in which case, if such Indemnified Party notifies the Indemnifying Party that he or it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not assume the defense of such action or proceeding on such Indemnified Party's behalf, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be designated in writing by the applicable Holder or the Issuer and the Company acting jointly, as the case may be). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party shall indemnify and hold harmless the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for under this Section 5 is unavailable to or insufficient to hold the Indemnified Party harmless under subparagraphs (a) or (b) above in respect of any losses, claims, damages or liabilities referred to therein for any reason other than as specified therein, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by (or omitted to be supplied by) the Issuer or the applicable Holder, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, the relative benefits received by each party from the sale of the Registrable Securities and any other equitable considerations appropriate under the circumstances. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          6   Notices.  All notices, requests, demands, claims, and other
              -------
communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) upon telephonic confirmation of facsimile, (ii) when sent by overnight delivery or
(iii) when mailed by registered or certified mail return receipt requested and postage prepaid, to the addresses listed on the signature pages hereto. Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address, telephone number or telecopier number for such recipient (i) if such recipient is the Issuer or the Company, set forth below:

                    8085 South Chester, Suite 300
                    Englewood, Colorado 80112
                    Telephone: (303) 712-4600
                    Telecopy: (303) 712-4977
                    Attention: Chief Financial Officer

                    with a copy to:

                    Baker & Botts, L.L.P.
                    599 Lexington Avenue
                    New York, New York 10022
                    Telephone: (212) 705-5000
                    Telecopy: (212) 705-5125
                    Attention: Marc A. Leaf, Esq.

and (ii) if such recipient is a Holder, as set forth on the signature pages hereto, with copies to:

                    Orrick, Herrington & Sutcliffe, LLP
                    666 Fifth Avenue
                    New York, New York 10022
                    Telephone: (212) 506-5000

                    Telecopy: (212) 506-5151
                    Attention: Duncan N. Darrow, Esq.

                    and

                    Ropes & Gray
                    One International Place
                    Boston, Masschusetts 02110
                    Telephone: (617) 951-7000
                    Telecopy: (617) 951-7050
                    Attention: William F. McCarthy, Esq.

using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

          7   Amendment.  Any provision of this Agreement may be amended or
              ---------
modified, in whole or in part at any time by an agreement in writing to which the Company and the Issuer are parties and which is approved by Holders of a majority in principal amount of SARs, provided that such Holders shall be
                                      -------- ----
registered as Holders in the SAR Register and such Holders shall not include the Company, Issuer, or any of their respective affiliates. No consent, waiver or similar act shall be effective unless in writing.

          8   Counterparts.  This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          9   Governing Law; Consent to Jurisdiction.  This Agreement shall be
              --------------------------------------
construed in accordance with and governed by the internal laws of the State of New York without giving effect to any conflicts of laws principles. Each party hereto irrevocably submits to the jurisdiction of any New York State court sitting in the Borough of Manhattan or any federal court sitting in the Borough of Manhattan in respect of any suit, action or proceeding arising out of or relating to this Agreement and the transactions pursuant hereto and in connection herewith, and irrevocably agrees that all claims in respect of any such suit, action or proceeding shall be heard and determined in any such court. Each party irrevocably waives any objection which it may now or hereafter have to the laying of the venue of such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

          10   Assignment.  Each Holder may, in connection with any transfer of
               ----------
SARs permitted by the applicable SAR Agreement (whether made pursuant to Rule 144 of the Securities

Act or otherwise, but not if such transfer is made pursuant to a valid Registration Statement), assign its rights under this Agreement to the same person(s) to whom the Holder is making such a permitted transfer or transfers. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          11   Entire Agreement.  The provisions of this Agreement, together
               ----------------
with the SAR Agreements and the Lock-up Agreement, set forth the complete understanding and intention of the parties with respect to the subject matter hereof and supersede all prior agreements or understandings, whether written or oral, relating to the subject matter hereof.

          IN WITNESS WHEREOF, the undersigned has executed this signature page intending to be bound by the foregoing Registration Rights Agreement as of the date first above written.

                              PRIMESTAR, INC.


                              By:______________________________________________
                              Name:
                              Title:

                              ISSUER:

                              -------------------------------------------------


                              -------------------------------------------------
                              By:
                              Name:

          IN WITNESS WHEREOF, the undersigned has executed this signature page intending to be bound by the foregoing Registration Rights Agreement as of the date first above written.

                              HOLDER:

                              __________________________________________
                              (Please type or print proper name of Holder)


                              By:____________________________________
                              Name:__________________________________
                              Title:  __________________________________
                              Address: __________________________________
                                       __________________________________
                                       __________________________________
                              Telecopy No.:______________________________
                              Telephone  No.:____________________________
                              Taxpayer Identification No.:_______________